Accounts Receivable, Net	12 Months Ended
Dec. 31, 2023
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
3.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

	December 31, 2023	December 31, 2022
Accounts receivable	$930	$2,491
Allowance for doubtful accounts	(121)	(59)
Total accounts receivable, net	$809	$2,432

Movements of allowance for doubtful accounts are as follows:

Beginning balance	$59	$970
Addition	62	(911)
Ending balance	$121	$59